UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2008
Essex Rental Corp.
(Exact name of registrant as specified in charter)
Delaware	000-52459	20-5415048
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1110 Lake Cook Road, Suite 220, Buffalo Grove, Illinois	60089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-215-6502

Hyde Park Acquisition Corp.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01 Regulation FD Disclosure.

On November 12, 2008, at 9:00 a.m. ET, Essex Rental Corp. (the “Company”) held a conference call for investors and the public to provide an update on the results of Essex Crane Rental Corp. (“Essex”), the Company’s newly-acquired subsidiary, for Essex’s third quarter ended September 30, 2008. A transcript of the conference call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also on November 12, 2008, the Company intends to hold a presentation for certain stockholders, potential investors and their representatives regarding the business and historical and projected financial performance of Essex at the Rodman & Renshaw Annual Global Investment Conference. A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01 Other Events.

On November 11, 2008, the Company issued the press release attached hereto as Exhibit 99.3 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Transcript of Essex Rental Corp.’s November 12, 2008 conference call.
99.2	Presentation, dated November 12, 2008.
99.3	Press Release, dated November 11, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSEX RENTAL CORP.

Date: November 12, 2008	By:	/s/ Martin Kroll
Name: Martin Kroll Title: Chief Financial Officer